Exhibit 99.1

Transocean Inc. (NYSE: RIG) Fleet Status Report

The information contained in this Fleet Update report (the “Information”) is as of the date of the report only and is subject to change without notice to the recipient. Transocean Inc. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN INC. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED “AS IS.” Neither Transocean Inc. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

No Unauthorized Publication or Use. All information provided by Transocean Inc. in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean Inc.

Client Contract Duration, Timing and Dayrates and Risks Associated with Operations. The duration and timing (including both starting and ending dates) of the client contracts are estimates only, and client contracts are subject to cancellation, suspension and delays for a variety of reasons, including some beyond the control of Transocean Inc. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean Inc. Our client contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov. The dayrates do not include revenue for mobilizations, demobilizations, upgrades, shipyards or recharges.

Out of Service Days (Shipyards, Mobilizations, Etc.). Estimated out of service time for 2008 and 2009 is noted where the company anticipates that a rig will be out of service and not be available to earn an operating dayrate for a period of 14 days or longer. Additional rig out of service time in 2008 and 2009 may occur and will be added to the report as such events arise. With respect to expected out of service time for 2009, we have modified the information in this report given the inherent uncertainty of predicting out of service time events that far in advance. Certain estimated out of service time in 2009 by rig is noted, but only where the out of service time falls within a contract period or between two contracts. We do expect to experience additional rig out of service time in 2009, and will add this information to the report once the timing of such events is more certain. We currently estimate the aggregate out of service time for 2009 that is not reported by rig, including out of service time less than 14 days, to be approximately as reflected in the Fleet Update table entitled “2009 Additional Estimated Potential Out of Service Time by Rig Class” and in the column labled other estimated out-of-service days.” However this additional estimated out of service time is not firm and could change significantly based on a variety of factors. No estimates are made for 2010 and beyond.

Out of service time is denoted as “Mob/Contract Prep” and Shipyard or Project” out of service days. Mob/Contract Prep refers to periods during which the rig is being mobilized, demobilized and/or modifications or upgrades are being made as a result of contract requirements. Shipyard or Project refers to periods during which the rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig. Similar Mob/Contract Prep and Shipyard or Project periods of durations under 14 days will occur but are not noted in the Update. In some instances such as certain mobilizations, demobilizations, upgrades and shipyards, we are paid compensation by our clients that is generally recognized over the life of the underlying contract, although such compensation is not typically significant in relation to the revenue generated by the dayrates we charge our clients.

Forward-Looking Statement. The statements made in the Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Fleet Update include, but are not limited to, statements involving the estimated duration of client contracts, contract dayrate amounts, future contract commencement dates and locations and planned shipyard projects and other out of service time. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, shipyard delays, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, the Company’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, factors affecting the duration of contracts including well-in-progress provisions, the actual amount of downtime, factors resulting in reduced applicable dayrates, hurricanes and other weather conditions, terrorism, political and other uncertainties inherent in non-U.S. operations (including the risk of war, civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in the Company’s most recently filed Form 10-K, in the Company’s Forms 10-Q for subsequent periods and in the Company’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.

Fleet Classification. Transocean Inc. uses a rig classification for its semisubmersible rigs and drillships to reflect the company’s strategic focus on the ownership and operation of premium, high specification floating rigs. The rig classification “High Specification Floaters” is comprised of “Ultra-Deepwater” which refers to the latest generation of semisubmersible rigs and drillships possessing the latest technical drilling capabilities and the ability to operate in water depths equal to or greater than 7,500 feet, “Deepwater” which refers to semisubmersible rigs and drillships that possess the ability to drill in water depths equal to or greater than 4,500 feet, and “Harsh Environment” comprised of five of the company’s premium harsh environment rigs, the semisubmersibles Henry Goodrich, Transocean Leader, Paul B. Loyd, Jr., Transocean Arctic and Polar Pioneer. The category titled “Midwater Floaters” represents semisubmersible rigs and drillships that possess the ability to drill in water depths of up to 4,499 feet. The jackup fleet is subdivided into two categories; “High Specification” which consists of harsh environment and high performance jackups and “Standard”.

Transocean Inc. (NYSE: RIG) Fleet Status Report

Updated: November 3, 2008

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

Rig Type/Name	Floater Type		Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Client	Current Contract Start/Idle Date	Estimated Expiration /Out of Service (2)	Current Contract Dayrate (3) (Dollars)		Previous Contract Dayrate (3) (Dollars)
Rigs Under Construction (10)
Discoverer Clear Leader (16)	ship	«	TBA	12,000	40,000	USGOM	Chevron	See Footnote 4	See Footnote 4	See Footnote 4		N/A
Discoverer Americas (16)	ship	«	TBA	12,000	40,000	USGOM	StatoilHydro	See Footnote 5	See Footnote 5	475,000		N/A
Discoverer Inspiration (16)	ship	«	TBA	12,000	40,000	USGOM	Chevron	See Footnote 6	See Footnote 6	472,000		N/A
HHI Drillship TBN (16)	ship	«	TBA	12,000	40,000	TBA	ExxonMobil	See Footnote 7	See Footnote 7	See Footnote 7		N/A
Dhirubhai Deepwater KG1	ship	«	TBA	12,000	35,000	India	Reliance	See Footnote 8	See Footnote 8	See Footnote 8		N/A
Dhirubhai Deepwater KG2	ship	«	TBA	10,000	35,000	India	Reliance	See Footnote 9	See Footnote 9	See Footnote 9		N/A
Enhanced Enterprise-Class Drillship No. 5	ship	«	TBA	10,000	35,000	India	Reliance	See Footnote 10	See Footnote 10	See Footnote 10		N/A
Petrobras 10000 (16),(31)	ship	«	TBA	10,000	37,500	TBA	Petrobras	See Footnote 31	See Footnote 31	See Footnote 31		N/A
Discoverer Luanda (16)	ship	«	TBA	7,500	40,000	Angola	BP	See Footnote 11	See Footnote 11	See Footnote 11		N/A
GSF Development Driller III (16)	semi	«	TBA	7,500	30,000	Angola	BP	See Footnote 12	See Footnote 12	382,000		N/A

High Specification Floaters:
Ultra-Deepwater (18)
Discoverer Deep Seas (16)	ship	«	2001	10,000	35,000	USGOM	Chevron	Jan-08	Feb-09	335,000		294,000
						USGOM	Chevron	Mar-09	Mar-11	499,000		335,000
Discoverer Enterprise (16)	ship	«	1999	10,000	35,000	USGOM	BP	Dec-07	Dec-10	520,000		191,000
								Mar-09	75 days Shipyard or Project
Discoverer Spirit (16)	ship	«	2000	10,000	35,000	USGOM	Anadarko	Dec-07	Dec-10	500,000		298,000
						USGOM	Anadarko	Dec-10	Dec-13	520,000		500,000
GSF C.R. Luigs (16)	ship	«	2000	10,000	35,000	USGOM	BHP Billiton	Sep-07	Sep-09	393,000		225,000
						USGOM	BHP Billiton	Sep-09	Nov-13	510,000		393,000
GSF Jack Ryan (16)	ship	«	2000	10,000	35,000	Nigeria	Total	Jun-07	Jun-09	297,000		270,000
						Nigeria	Total	Jun-09	Jul-13	425,000		297,000
								Sep-09	15 days Shipyard or Project
Deepwater Discovery	ship	«	2000	10,000	30,000	Ghana	Devon	Aug-08	Jan-09	425,000	(16)	368,000
						Brazil	Devon	Jan-09	Jan-14	416,000	(15),(16)	425,000	(15)
Deepwater Frontier	ship	«	1999	10,000	30,000	India	Reliance	Aug-08	Sep-11	477,000		320,000
								Apr-09	21 days Shipyard or Project
Deepwater Millennium (15), (16)	ship	«	1999	10,000	30,000	Brazil	Anadarko	May-08	Aug-10	493,000		302,000
								Jun-09	75 days Shipyard or Project
						Brazil	Anadarko	Aug-10	Aug-13	535,000		493,000
Deepwater Pathfinder	ship	«	1998	10,000	30,000	Nigeria	Shell/Chevron/ Agip/Petrobras	Jul-07	Jul-09	395,000	(15)	190,000
						TBN	TBN	Aug-09	Dec-09	600,000		395,000	(15)
						Ivory Coast	Lukoil	Dec-09	Jan-10	630,000		600,000
						USGOM	Eni	Mar-10	Mar-15	650,000		630,000
Deepwater Horizon (16)	semi	«	2001	10,000	30,000	USGOM	BP	Oct-07	Oct-10	See Footnote 13		278,000
								Mar-09	14 days Shipyard or Project
Deepwater Expedition (16)	ship	«	1999	10,000	30,000	India	Reliance	Jul-08	Oct-10	375,000		320,000
						Malaysia	Petronas/BHP	Nov-10	Nov-13	640,000		375,000
Cajun Express (16)	semi	«	2001	8,500	25,000	USGOM	Chevron	Aug-07	Jan-10	478,000		216,000
Deepwater Nautilus (16)	semi		2000	8,000	30,000	USGOM	Shell	Dec-06	Dec-08	449,000		220,000
						USGOM	Shell	Dec-08	Jan-12	535,000		449,000
								Jan-09	14 days Shipyard or Project
GSF Explorer	ship	«	1972/1998	7,800	30,000	Angola	BP	Jun-07	Apr-09	427,000	(16)	365,000
						Angola	BP	Apr-09	Oct-09	450,000	(16)	427,000	(16)
								Oct-09	100 days Mob/ Contract Prep
						Indonesia	Marathon-led Consortium	Jan-10	Jan-12	510,000		450,000
GSF Development Driller I (16)	semi	«	2004	7,500	37,500	USGOM	BHP Billiton	Jun-08	Aug-12	510,000		220,000
GSF Development Driller II (16)	semi	«	2004	7,500	37,500	USGOM	BP	Nov-07	Nov-08	208,000		198,000
						USGOM	BP	Nov-08	Jan-14	580,000		208,000
								Jun-09	30 days Shipyard or Project
Sedco Energy (15) (16)	semi	«	2001	7,500	30,000	Nigeria	Chevron	Jan-08	Mar-11	482,000		202,000
Sedco Express (14) (16)	semi	«	2001	7,500	30,000	Angola	BP	Jun-05	Aug-10	183,000		125,000
								Oct-09	50 days Shipyard or Project
Deepwater (16)
Deepwater Navigator	ship	«	2000	7,200	25,000	Brazil	Petrobras	Mar-07	Apr-11	190,000		300,000
						Brazil	Petrobras	Apr-11	Apr-16	382,000		190,000
Discoverer 534	ship	«	1975/1991	7,000	25,000	India	Reliance	Dec-07	Jul-10	250,000		245,000
Discoverer Seven Seas	ship	«	1976/1997	7,000	25,000	India	ONGC	Jul-08	Aug-11	316,000		292,000
Transocean Marianas (16)	semi		1979/1998	7,000	25,000	USGOM	BP	Dec-07	Jan-10	446,000		528,000

Transocean Inc. (NYSE: RIG) Fleet Status Report

Updated: November 3, 2008

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

Rig Type/Name	Floater Type		Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Client	Current Contract Start/Idle Date	Estimated Expiration /Out of Service (2)	Current Contract Dayrate (3) (Dollars)		Previous Contract Dayrate (3) (Dollars)
						USGOM	Eni	Jan-10	Mar-12	565,000		446,000
Sedco 706 (to be upgraded) (15)	semi	«	1976/1994/ 2008	6,500	25,000			Nov-07	430 days Shipyard or Project
								Dec-08	80 days Mob/ Contract Prep
						Brazil	Chevron	Mar-09	Apr-14	302,000		N/A
Sedco 702 (15), (16)	semi	«	1973/2007	6,500	25,000	Nigeria	Shell	Mar-08	Mar-11	350,000		N/A
Sedco 707 (15)	semi	«	1976/1997	6,500	25,000	Brazil	Petrobras	Dec-05	Dec-09	190,000		N/A
						Brazil	Petrobras	Dec-09	Dec-14	401,000		190,000
GSF Celtic Sea (16)	semi		1982/1998	5,750	25,000			Jun-08	135 days Shipyard or Project
								Nov-08	60 days Mob/ Contract Prep
						Brazil	British Gas	Jan-09	Jan-11	446,000	(15)	342,000
Jack Bates	semi		1986/1997	5,400	30,000			Oct-08	21 days Mob/ Contract Prep
						Indonesia	Eni	Nov-08	Apr-09	530,000		362,000
								Apr-09	15 days Mob/ Contract Prep
						Australia	Hess	May-09	Jul-10	362,000	(25)	530,000
Sedco 709 (15)	semi	«	1977/1999	5,000	25,000	Nigeria	Shell	Oct-06	Oct-09	205,000		175,000
M.G. Hulme, Jr.	semi		1983/1996	5,000	25,000	Nigeria	Eni	Sep-08	Jan-10	430,000	(15)	430,000
						Libya	Gazprom	Jul-10	Jun-11	495,000	(16),(36)	430,000
Transocean Richardson (14), (16)	semi		1988	5,000	25,000	Angola	Chevron	Aug-07	Jul-10	456,000		300,000
								Aug-08	95 days Shipyard or Project
Jim Cunningham (16), (32)	semi		1982/1995	4,600	25,000	Angola	ExxonMobil	Oct-08	May-09	372,000		364,000
						Angola	ExxonMobil	May-09	Dec-10	475,000		372,000
Sedco 710 (14) (15)	semi	«	1983/2001	4,500	25,000	Brazil	Petrobras	Oct-06	Nov-08	121,000		190,000
								Dec-08	Nov-10	156,000		121,000
						Brazil	Petrobras	Dec-10	Nov-16	290,000		121,000
Transocean Rather (15), (16)	semi		1988	4,500	25,000	UKNS	BP	Oct-07	Dec-08	240,000		304,000
								Sep-09	30 days Shipyard or Project
						UKNS	BP	Dec-08	Sep-09	436,000		240,000
						UKNS	Dong E&P	Oct-09	Nov-09	515,000		436,000
Sovereign Explorer (16)	semi		1984	4,500	25,000	Brazil	Repsol	Jul-08	May-10	363,000	(15)	380,000
Harsh Environment (5)
Henry Goodrich (16)	semi		1985/2007	5,000	30,000	USGOM	StatoilHydro	Jun-07	Jul-10	358,000		173,000
								Nov-09	21 days Shipyard or Project
Transocean Leader (15), (16)	semi		1987/1997	4,500	25,000	NNS	StatoilHydro	Nov-08	Aug-09	373,000		340,000
						NNS	StatoilHydro	Nov-09	Jan-12	433,000	(17)	373,000
Paul B. Loyd, Jr. (15), (16)	semi		1990	2,000	25,000	UKNS	BP	Mar-07	May-09	316,000		145,000
						UKNS	BP	May-09	Jul-12	480,000		326,000
Transocean Arctic (15), (16)	semi		1986	1,650	25,000	NNS	StatoilHydro	Jan-07	Aug-11	264,000		195,000
								Aug-09	70 days Shipyard or Project
Polar Pioneer (15), (16)	semi		1985	1,500	25,000	NNS	StatoilHydro	Aug-06	Feb-10	284,000		181,000
								May-09	55 days Shipyard or Project
						NNS	StatoilHydro	Feb-10	Feb-14	470,000		284,000
Midwater Floaters (29)
Sedco 700 (35)	semi		1973/1997	3,600	25,000	Congo	Total	Aug-08	Nov-08	421,000		410,000
						Nigeria	Total	Nov-08	Aug-09	410,000		421,000
Transocean Legend	semi		1983	3,500	25,000	Myanmar	Daewoo	Sep-08	Jan-09	424,000		443,000
								Jan-09	30 days Shipyard or Project
						Phillipines	Burgundy Oil	Jan-09	Jun-09	550,000		424,000
								Jun-09	15 days Mob / Contract Prep.
						Australia	Nexus	Jul-09	Nov-09	450,000		550,000
						Australia	Oilex	Nov-09	Dec-09	495,000		450,000
						Aus./E. Timor	Nexus/Oilex	Dec-09	May-10	450,000		495,000
Transocean Amirante (16)	semi		1978/1997	3,500	25,000	USGOM	Eni	Jul-08	May-11	356,000		325,000
GSF Arctic I (15), (16)	semi		1983/1996	3,400	25,000	Brazil	Shell	Mar-08	Dec-10	264,000		265,000
C. Kirk Rhein, Jr.	semi		1976/1997	3,300	25,000	Mozambique	Sasol	Sep-08	Nov-08	362,000		190,000
Transocean Driller (14), (15)	semi		1991	3,000	25,000	Brazil	Petrobras	Aug-06	Aug-10	112,000		53,000
								Apr-09	120 days Shipyard or Project
						Brazil	Petrobras	Aug-10	Oct-16	270,000		112,000
GSF Rig 135 (16)	semi		1983	2,400	25,000	Congo	Total	Oct-07	Dec-09	325,000		325,000
						Congo	Total	Feb-10	Jun-10	380,000		325,000
GSF Rig 140 (16)	semi		1983	2,400	25,000	Angola	ExxonMobil	Oct-07	Dec-08	256,000	(22)	309,000

Transocean Inc. (NYSE: RIG) Fleet Status Report

Updated: November 3, 2008

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

Rig Type/Name	Floater Type	Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Client	Current Contract Start/Idle Date	Estimated Expiration /Out of Service (2)	Current Contract Dayrate (3) (Dollars)		Previous Contract Dayrate (3) (Dollars)
					Angola	ExxonMobil	Oct-08	Jun-09	311,000		256,000
Falcon 100 (14), (15)	semi	1974/1999	2,400	25,000	Brazil	Petrobras	Mar-08	Apr-13	221,000		180,000
GSF Aleutian Key (16)	semi	1976/2001	2,300	25,000	Angola	Sonangol	Nov-07	Jul-09	357,000		145,000
					Congo	Premier	Jul-09	Aug-09	495,000		357,000
Istiglal (16) (21)	semi	1995/1998	2,300	20,000	Caspian	BP	Jun-08	Apr-09	112,000		113,000
Sedco 703	semi	1973/1995	2,000	25,000	Australia	Woodside	Aug-07	Dec-08	450,000		400,000
							Nov-08	21 days Shipyard or Project
					Australia	ConocoPhillips	Jan-09	Aug-09	450,000		435,000
Sedco 711	semi	1982	1,800	25,000	UKNS	Shell	Nov-07	Dec-08	283,000		150,000
					UKNS	Shell	Dec-08	Feb-11	385,000		283,000
Transocean John Shaw	semi	1982	1,800	25,000	UKNS	Petrofac	Aug-08	Sep-09	352,000		380,000
GSF Arctic III	semi	1984	1,800	25,000	Libya	Eni	Sep-08	Sep-09	453,000	(36)	350,000
Sedco 712	semi	1983	1,600	25,000	UKNS	Oilexco	Mar-08	May-10	340,000		235,000
Sedco 714 (15), (16)	semi	1983/1997	1,600	25,000	UKNS	Total	Oct-08	Nov-08	259,000		357,000
					UKNS	Total	Nov-08	Jan-09	340,000		259,000
					UKNS	Total	Feb-09	May-09	240,000		340,000
							May-09	65 days Mob/ Contract Prep
					UKNS	Total	Jul-09	Oct-09	190,000		240,000
					UKNS	Total	Oct-09	Oct-10	405,000		257,000
GSF Arctic IV (16), (24)	semi	1983/1999	1,500	25,000	UKNS	Shell	Sep-07	Sep-10	275,000		185,000
GSF Grand Banks (16)	semi	1984	1,500	25,000	East Canada	Husky	Jan-08	Feb-11	353,000		144,000
							Jun-09	150 days Shipyard or Project
Actinia	semi	1982	1,500	25,000	India	Reliance	Sep-06	Jul-09	190,000		54,000
Sedco 601 (16)	semi	1983	1,500	25,000	Malaysia	Petronas Carigali	Jan-08	Feb-11	255,000		268,000
							May-09	21 days Shipyard or Project
Sedneth 701	semi	1972/1993	1,500	25,000	Angola	Chevron	Jun-07	Jun-10	364,000		90,000
							Jun-09	60 days Shipyard or Project
Transocean Winner (15), (16)	semi	1983	1,500	25,000	NNS	StatoilHydro	Aug-06	Oct-09	364,000		120,000
					NNS	Lundin	Oct-09	Dec-12	424,000		364,000
Transocean Searcher (15), (16)	semi	1983/1988	1,500	25,000	NNS	StatoilHydro	Oct-06	Oct-08	365,000		138,000
					NNS	StatoilHydro	Oct-08	Oct-11	418,000		365,000
Transocean Prospect	semi	1983/1992	1,500	25,000	UKNS	Nexen	Nov-08	Feb-11	370,000		207,000
Dada Gorgud (16), (21)	semi	1978/1998	1,500	25,000	Caspian	BP	Jan-08	Dec-08	107,000		90,000
J.W. McLean	semi	1974/1996	1,250	25,000	UKNS	ConocoPhillips	Aug-08	Mar-09	400,000		250,000
							Mar-09	30 days Mob/ Contract Prep
					UKNS	Petro-Canada	Mar-09	May-10	416,000		400,000
GSF Arctic II (24)	semi	1982	1,200	25,000	Ireland	Providence Resources	Aug-08	Nov-08	406,000		425,000
Sedco 704 (15), (16)	semi	1974/1993	1,000	25,000	UKNS	ADTI	Nov-08	Jan-10	371,000	(23)	316,000
					UKNS	Shell	Feb-10	Jan-12	420,000		371,000

High Specification Jackups (10)
GSF Constellation I (16)		2003	400	30,000	Trinidad	BP	Aug-07	Nov-09	219,000		76,000
GSF Constellation II (16)		2004	400	30,000	Egypt	BP	Jun-07	Apr-10	194,000		170,000
GSF Galaxy I		1991/2001	400	30,000	UKNS	BP	Jul-08	Nov-08	100,000		194,000
					UKNS	BP	Nov-08	May-09	115,000		100,000
					UKNS	BP	May-09	Aug-09	227,000		115,000
GSF Galaxy II		1998	400	30,000	UKNS	Centrica	Jul-08	Apr-09	223,000		300,000
GSF Galaxy III (15), (16)		1999	400	30,000	UKNS	Nexen	Oct-07	Nov-09	108,000		100,000
					UKNS	Nexen	Nov-09	Dec-10	108,000		108,000
GSF Baltic (15), (16)		1983	375	25,000	Nigeria	ExxonMobil	May-07	May-09	205,000		240,000
					Nigeria	ExxonMobil	May-09	May-10	240,000		205,000
GSF Magellan (16)		1992	350	30,000	UKNS	Shell	Sep-07	Apr-09	300,000		145,000
					UKNS	Shell	May-09	Oct-09	145,000		300,000
							Dec-08	45 days Shipyard or Project
GSF Monarch		1986	350	30,000	UKNS	Shell	Dec-07	May-09	78,000		70,000
GSF Monitor (16)		1989	350	30,000	Trinidad	BP	Apr-07	Apr-09	151,000		70,000
							Apr-09	40 days Shipyard or Project
Trident 20		2000	350	25,000	Caspian	Petronas Carigali	Jan-06	Jan-10	130,000		90,000
							Nov-08	14 days Shipyard or Project
							Jun-09	21 days Shipyard or Project

Standard Jackups (55)
Trident IX		1982	400	20,000			Sep-08	110 days Shipyard or Project
Trident 17 (16)		1983	355	25,000	Malaysia	Petronas Carigali	Sep-07	May-10	185,000		195,000

Transocean Inc. (NYSE: RIG) Fleet Status Report

Updated: November 3, 2008

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

Rig Type/Name	Floater Type	Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Client	Current Contract Start/Idle Date	Estimated Expiration /Out of Service (2)	Current Contract Dayrate (3) (Dollars)		Previous Contract Dayrate (3) (Dollars)
							May-09	14 days Shipyard or Project
GSF Adriatic II (16)		1981	350	25,000	Angola	Chevron	May-07	May-09	192,000		55,000
GSF Adriatic IX (16)		1981	350	25,000	Gabon	Total	Jul-08	Jul-09	188,000		155,000
GSF Adriatic X (30)		1982	350	30,000	Egypt	Petrobel	Nov-06	Nov-08	150,000		63,000
							Nov-08	14 days Shipyard or Project
					Egypt	Petrobel	Nov-08	Nov-10	182,000		150,000
GSF Key Manhattan (28)		1980	350	25,000	Egypt	Petrobel	Aug-08	Aug-09	172,000		152,000
GSF Key Singapore (29)		1982	350	25,000	Egypt	Petrobel	Sep-08	May-10	172,000		155,000
							Nov-08	45 days Shipyard or Project
GSF Adriatic VI		1981	328	25,000	Nigeria	Afren	Jan-08	Oct-08	210,000	(16)	195,000
					Gabon	Vaalco	Oct-08	Jan-09	218,000		210,000
					Gabon	Forest Oil	Jan-09	Mar-09	225,000		218,000
					Eq. Guin.	Noble Energy	Apr-09	May-09	244,000		225,000
GSF Adriatic VIII (15), (16)		1983	328	25,000	Nigeria	ExxonMobil	Mar-07	Mar-09	187,000		145,000
							Nov-09	20 days Shipyard or Project
					Nigeria	ExxonMobil	Apr-09	Mar-10	220,000		145,000
C.E. Thornton (15)		1974	300	25,000	India	ONGC	Oct-08	Nov-11	119,000		45,000
							Sep-09	14 days Shipyard or Project
D.R. Stewart		1980	300	25,000	Italy	Eni	Apr-07	Apr-10	168,000		57,000
							Jun-09	20 days Shipyard or Project
F.G. McClintock		1975	300	25,000	India	ONGC	Oct-08	Nov-11	145,000		50,000
							Nov-09	14 days Shipyard or Project
G.H. Galloway		1984	300	25,000	Italy	Eni	Aug-08	Sep-09	170,000		115,000
GSF Adriatic I (16)		1981	300	25,000	Angola	Chevron	Apr-07	Apr-09	192,000		110,000
GSF Adriatic V (16)		1979	300	25,000	Angola	Chevron	Mar-07	Mar-09	193,000		55,000
GSF Adriatic XI		1983	300	25,000	Indonesia	Total	Sep-08	May-09	196,000		221,000
GSF Compact Driller (16)		1992	300	25,000	Thailand	Chevron	Oct-07	May-09	196,000		186,000
GSF Galveston Key		1978	300	25,000	Vietnam	Cuu Long JOC	Sep-08	Mar-09	192,000		187,000
					Vietnam	Cuu Long JOC	Mar-09	Sep-09	197,000		192,000
					Vietnam	Cuu Long JOC	Sep-09	Mar-10	202,000		197,000
GSF Key Gibraltar		1976/1996	300	25,000	Thailand	PTTEP	Oct-07	Oct-08	192,000		192,000
					Thailand	PTTEP	Oct-08	Jan-09	229,000		192,000
GSF Key Hawaii (16)		1982	300	25,000	Qatar	Maersk	Jul-07	Jul-09	175,000		195,000
GSF Labrador (15), (16)		1983	300	25,000	UKNS	E.On	Jun-08	Dec-08	205,000		227,000
					UKNS	ADTI	Dec-08	Jan-08	210,000		205,000
					UKNS	E.On	Dec-08	Oct-09	205,000		210,000
					UKNS	Dana	Oct-09	Dec-09	220,000		210,000
GSF Main Pass I		1982	300	25,000	Saudi Arabia	Saudi Aramco	Jul-07	Jul-11	164,000		100,000
GSF Main Pass IV		1982	300	25,000	Saudi Arabia	Saudi Aramco	Aug-07	Jul-11	164,000		100,000
GSF Parameswara (16)		1983	300	20,000	Indonesia		Sep-08	60 days Shipyard or Project
					Indonesia	Total	Aug-08	Feb-09	106,000		102,000
					Indonesia	Total	Mar-09	Mar-11	168,000		106,000
GSF Rig 134		1982	300	20,000	Malaysia	Petronas Carigali	Apr-07	May-10	166,000		128,000
GSF Rig 136		1982	300	20,000	Malaysia	Petronas Carigali	Jun-08	Jun-09	175,000		185,000
Harvey H. Ward		1981	300	25,000	Malaysia	Talisman	Sep-08	185 days Shipyard or Project
					Malaysia	Talisman	Apr-09	Oct-10	150,000		110,000
Interocean III (33)		1978/1993	300	25,000	Egypt	Agiba	Jul-07	Jan-09	117,000		65,000
					Egypt	Zeitco-East Zeit	Jan-09	Jun-09	118,000		117,000
J.T. Angel		1982	300	25,000	India	ONGC	Mar-07	May-10	148,000		105,000
Randolph Yost		1979	300	25,000	India	ONGC	Mar-07	Mar-10	148,000		61,000
Roger W. Mowell		1982	300	25,000	Malaysia	Talisman	Nov-06	Mar-09	110,000		48,000
							Nov-08	14 days Shipyard or Project
Ron Tappmeyer		1978	300	25,000	India	ONGC	Feb-07	Mar-10	148,000		62,000
							Jan-09	14 days Shipyard or Project
Shelf Explorer		1982	300	20,000	Malaysia	Talisman	Nov-08	May-10	150,000		184,000
Transocean Nordic (34)		1984	300	25,000	Sakhalin Island	Venineft	May-08	Oct-08	185,000		74,000
Trident 15		1982	300	25,000	Thailand	Chevron	Feb-06	Mar-12	100,000	(18)	60,000
Trident 16 (16)		1982	300	25,000	Vietnam	Petronas Carigali	Feb-08	Feb-10	189,000		195,000
					Malaysia	Petronas Carigali	Mar-10	Aug-11	180,000		189,000
Trident II		1977/1985	300	25,000	India	ONGC	Apr-07	Jun-10	148,000		60,000
							Apr-09	14 days Shipyard or Project
Trident IV		1980/1999	300	25,000	Nigeria	Afren	Oct-08	Jan-09	170,000		224,000
Trident VIII		1981	300	21,000	Nigeria	Total	Aug-08	Nov-08	198,000		66,000
Trident XII		1982/1992	300	25,000	India	ONGC	Jan-07	Feb-10	148,000		62,000
							Jan-09	14 days Shipyard or Project
Trident XIV		1982/1994	300	20,000	Angola	Chevron	Jun-06	Jun-09	98,000		61,000

Transocean Inc. (NYSE: RIG) Fleet Status Report

Updated: November 3, 2008

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

Rig Type/Name	Floater Type		Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Client	Current Contract Start/Idle Date	Estimated Expiration /Out of Service (2)	Current Contract Dayrate (3) (Dollars)		Previous Contract Dayrate (3) (Dollars)
								Jul-09	20 days Shipyard or Project
						Angola	Chevron	May-09	May-10	195,000		98,000
GSF High Island II			1979	270	20,000	Saudi Arabia	Saudi Aramco	Jul-07	Jul-11	164,000		100,000
GSF High Island IV			1980/2001	270	20,000	Saudi Arabia	Saudi Aramco	May-07	May-11	164,000		107,000
GSF High Island V (16)			1981	270	20,000	Congo	ENI	Oct-08	Mar-09	175,000		175,000
GSF High Island IX (15), (16)			1983	250	20,000	Nigeria	Addax Petroleum	Jun-07	Aug-09	150,000		145,000
GSF High Island VII (37)			1982	250	20,000	Cameroon	Total	Feb-07	Dec-08	160,000		98,000
						Cameroon	Total	Jan-09	Dec-09	170,000	(16)	160,000
GSF Rig 103			1974	250	20,000	Egypt	Petrobel	Oct-08	Dec-08	107,000		107,000
GSF Rig 105			1975	250	20,000	Egypt	Petrobel	Mar-08	Mar-11	112,000		90,000
GSF Rig 124			1980	250	20,000	Egypt	AMAPETCO	Apr-07	Nov-08	110,000		55,000
						Egypt	PetroSA	Nov-08	Sep-09	120,000		55,000
GSF Rig 127 (16)			1981	250	20,000	Qatar	Maersk	Jun-07	Jun-09	145,000		120,000
GSF Rig 141			1982	250	20,000	Egypt	Petrogulf	Nov-07	Nov-08	115,000		115,000
						Egypt	Petrogulf	Nov-08	Nov-09	120,000		115,000
Transocean Comet			1980	250	20,000	Egypt	GUPCO	Oct-07	Oct-09	112,000		62,000
Transocean Mercury			1969/1998	250	20,000	Egypt	Petrobel	Feb-08	Jan-10	110,000		58,000
								Feb-09	45 days Shipyard or Project
Trident VI			1981	220	21,000	Vietnam	Vietsovpetro	Apr-07	Dec-08	193,000		142,000
GSF Britannia			1968	200	20,000	NLD	NAM	Aug-07	Oct-08	61,000		55,000
						NLD	NAM	Nov-08	Dec-08	110,000		61,000
						UKNS	Shell	Dec-08	Jun-09	110,000		110,000
Swamp Barges (2)
Searex 4			1981/1989	21	25,000	Indonesia	Total	Sep-04	Sep-09	34,000		N/A
Hibiscus (16), (19)			1979/1993	25	16,000	Indonesia	Total	Oct-07	Sep-12	72,000		74,000
								Jan-09	75 days Shipyard or Project
Others (2)
Joides Resolution (16), (20)	ship	«	1978	27,000	30,000	Singapore		Oct-06	730 days Shipyard or Project
						Worldwide	TAMRF	Nov-08	Sep-13	66,000		35,000
Sedco 135D (15)			1966/1977/ 2001	600		Brazil	SLB	Jun-01	Jun-09	37,000		N/A
Fixed-Price Options
High Specification Floaters:
Ultra-Deepwater
GSF Explorer	ship	«	1972/1998	7,800	30,000	Indonesia	Marathon-led Consortium	Jan-12	Jan-13	510,000		510,000
Deepwater
Discoverer 534	ship	«	1975/1991	7,000	25,000	India	Reliance	Jul-10	Jan-11	250,000		250,000
Harsh Environment
Transocean Arctic	semi		1986	1,650	25,000	NNS	StatoilHydro	Aug-11	Feb-12	450,000		291,000
Midwater Floaters
Transocean Legend	semi		1983	3,500	25,000	Australia	Nexus	May-10	Sep-10	450,000		450,000
						East Timor	Oilex	Sep-10	Dec-10	495,000		450,000
Sedco 703 (15), (16)	semi		1973/1995	2,000	25,000	Australia	ConocoPhillips	Aug-09	Sep-09	450,000		450,000
GSF Arctic III	semi		1984	1,800	25,000	Libya	Eni	Oct-09	Oct-10	453,000		453,000
						Libya	Eni	Nov-10	Nov-11	453,000		453,000
Sedco 714 (15), (16)	semi		1983/1997	1,600	25,000	UKNS	Total	Nov-10	Dec-11	375,000		257,000
Transocean Searcher (15), (16)	semi		1983/1988	1,500	25,000	NNS	StatoilHydro	Oct-11	Apr-12	390,000		390,000
GSF Arctic II (24)	semi		1982	1,200	25,000	Ireland	Providence Resources	Nov-08	Dec-08	400,000		400,000
Standard Jackups
GSF Adriatic IX (16)			1981	350	25,000	Gabon	Total	Jul-09	Jan-10	188,000		188,000
GSF Key Manhattan (28)			1980	350	25,000	Egypt	Petrobel	Aug-09	Jul-10	172,000		172,000
GSF Parameswara			1983	300	20,000	Indonesia	Total	Mar-11	Feb-13	168,000		168,000
Interocean III (33)			1978/1993	300	25,000	Egypt	Zeitco-East Zeit	Jul-09	Dec-09	120,000		122,000
GSF Adriatic XI			1983	300	25,000	Indonesia	Total	May-09	Jul-09	196,000		196,000
GSF High Island V			1981	270	20,000	Congo	ENI	Mar-09	Jun-09	175,000		175,000
GSF Rig 124			1980	250	20,000	Egypt	PetroSA	Feb-09	Apr-10	120,000		120,000
Others
Joides Resolution (16) (20)	ship	«	1978	27,000	30,000	Worldwide	TAMRF	Oct-13	Sep-23	64,500		64,500

Additional 2009 Estimated Potential Out of Service Time By Rig Class

Transocean Inc. (NYSE: RIG) Fleet Status Report

Updated: November 4, 2008

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

See “Out of Service Days (Shipyards, Mobilizations, etc.)” on the cover page for a full description.

Rig Class	Firm Reported Out-of-Service Days	Other Estimated Out-of-Service Days	Total
Ultra-Deepwater	405	37	442
Other Deepwater	85	58	143
Other High Spec	78	100	178
Other Floater	526	329	855
High Spec Jackup	55	253	308
Jackup	280	453	733
Other	60	26	86

Total	1,489	1,256	2,745
Footnotes:

(1) Dates shown are the original service date and the date of the most recent upgrade, if any.

(2) Expiration dates represent the company’s current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two or more contracts in continuation, so the last line shows the estimated earliest availability. Many contracts permit the client to extend the contract. The out of service time represents those days in 2008 where the company anticipates that a rig will be out of service and not be available to earn an operating dayrate for a period of 14 days or longer. Please refer to the “Out of Service Days (Shipyards, Mobilizations, Etc.)” section of the Cover Page for a full description.

(3) Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig’s operating performance against a performance curve. Please refer to the “Client Contract Duration and Dayrates and Risks Associated with Operations” section of the Cover Page for a description of dayrates.

(4) We have been awarded a five-year drilling contract by Chevron for the construction of an enhanced Enterprise-class drillship to be named Discoverer Clear Leader. Operations are expected to commence during the second quarter of 2009, after shipyard construction followed by sea trials, mobilization to the U.S. Gulf of Mexico and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. During the first three years of the contract, the contract dayrate is $469,000. The dayrate for the last two years of the contract is linked to the standard West Texas Intermediate crude oil price with a floor of $40 per barrel resulting in a contract dayrate of $400,000 and a ceiling of $70 per barrel resulting in a contract dayrate of $500,000.

(5) We have been awarded a four-year drilling contract by StatoilHydro for the construction of an enhanced Enterprise-class drillship to be named Discoverer Americas. Operations are expected to commence by mid-2009, after shipyard construction followed by sea trials, mobilization to the U.S. Gulf of Mexico and customer acceptance. The contract commencement date is contingent on vendor performance and other factors.

(6) We have been awarded a five-year contract by Chevron for the construction of an enhanced Enterprise-class drillship to be named Discoverer Inspiration. Operations are expected to commence during the first quarter of 2010, after shipyard construction followed by sea trials, mobilization to the U.S. Gulf of Mexico and customer acceptance. The contract commencement date is contingent on vendor performance and other factors.

(7) We have been awarded a five-year contract by Exxon Mobil for the Gusto MSC/P 10,000 design drillship which is yet to be named. Operations are expected to commence during the fourth quarter of 2010, after shipyard construction followed by sea trials, mobilization to the U.S. Gulf of Mexico and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. Depending on the countries of operation during the term of the contract, the dayrate could range from $640,000 to $650,000.

(8) We own a 50 percent interest in this ultra-deepwater Samsung-design drillship to be named Dhirubhai Deepwater KG1 (formerly Deepwater Pacific 1) through a joint venture company with Pacific Drilling Limited. The joint venture has been awarded a five-year drilling contract with Reliance for construction of the drillship. Operations are expected to commence during the third quarter of 2009, after shipyard construction followed by sea trials, mobilization to India and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. During the first six months of the contract, the contract dayrate is $495,000. The dayrate for the remaining four and one-half years of the contract is $510,000.

(9) We own a 50 percent interest in this ultra-deepwater Samsung-design drillship to be named Dhirubhai Deepwater KG2 (formerly Deepwater Pacific 2) through a joint venture company with Pacific Drilling Limited. The joint venture has been awarded a five-year drilling contract with Reliance for construction of the drillship. Operations are expected to commence during the second quarter of 2010, after shipyard construction followed by sea trials, mobilization to India and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. During the first six months of the contract, the contract dayrate is $495,000. The dayrate for the remaining four and one-half years of the contract is $510,000.

(10) We have been awarded a five-year drilling contract by Reliance for the construction of an enhanced Enterprise-class drillship yet to be named. Operations are expected to commence during the fourth quarter of 2010, after shipyard construction followed by sea trials, mobilization to India and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. The term of the drilling contract may be extended to seven or 10 years at the client’s election up to one week after mobilization. During the first six months of the contract, the contract dayrate is $537,000. The dayrate over the remaining four and one-half years of the initial five-year term is $557,000. If the client elects to extend the contract to 10 years, then the client may further elect to have the operating dayrate for the second five years of the contract fluctuate based on crude oil prices. In such case, the operating dayrate for the second five years (i) will not be adjusted if crude oil is at $75 per barrel, (ii) will be adjusted upward on a straightline basis if crude oil is between $75 per barrel and $100 per barrel, with a maximum positive adjustment of approximately 10% if crude oil is at or above $100 per barrel, and (iii) will be adjusted downward on a straightline basis if crude oil is between $75 per barrel and $50 per barrel, with a maximum negative adjustment of approximately 10% if crude oil is at or below $50 per barrel. The client retains the right to terminate the contract for convenience. If the client (i) elects to stay with a five-year term, (ii) elects to extend the contract to seven years, or (iii) elects to extend the contract to 10 years and allow operating dayrates to fluctuate with oil prices, then the termination mechanism in the contract is designed to keep Transocean economically whole for the remaining term of the contract. However, if the client elects to extend the contract to 10 years and the dayrate is fixed, then the client will have a right to terminate the contract for convenience with one year’s prior notice which will result in total payments to Transocean ranging from $1.1 billion over a five-year period to $1.85 billion over a 10-year period (which includes paid and unpaid dayrate as well as a termination fee ranging from $100 million to $175 million), and, depending on the date of termination, may result in a discount to the estimated contract revenues that could have otherwise been generated over the 10-year period.

Transocean Inc. (NYSE: RIG) Fleet Status Report

Updated: November 4, 2008

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

(11) We have been awarded a drilling contract by BP for the construction of an enhanced Enterprise-class drillship to be named Discoverer Luanda. The rig will be owned by a joint venture in which the company owns 65 percent. The contract had an initial term of five years, but was converted at the customer’s election to a seven-year term. Operations are expected to commence during the third quarter of 2010, after shipyard construction followed by sea trials, mobilization to Angola and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. The dayrate to be paid on the seven-year contract period is $430,000.

(12) We have been awarded a seven-year drilling contract by BP for the construction of a Keppel Fels MSC DSS 51 design semisubmersible to be named GSF Development Driller III. Operations are expected to commence by the third quarter of 2009, after shipyard construction followed by sea trials, mobilization to Angola and customer acceptance. The contract commencement date is contingent on vendor performance and other factors.

(13) Dayrate for contract period October 2007 through October 2010 to be set using a quarterly average of the stated contract dayrates on the company’s other Ultra-Deepwater, dynamically positioned rigs operating in the U.S. Gulf of Mexico. The dayrate is currently estimated to range from $458,000 beginning in March 2008 to $517,000 in October 2010.

(14) Current contract provides for a bonus incentive opportunity not reflected in the stated current contract dayrate.

(15) Reflects the current contracted dayrate which is comprised of a foreign currency component and which could change due to foreign exchange adjustments.

(16) Reflects the current contracted dayrate which could change due to cost escalations.

(17) Dayrate reflects a base level to be paid. The rig will receive a dayrate higher than the stated base level when utilized in a water depth of greater than 1,500 feet.

(18) Dayrate subject to annual adjustment based on market dayrates within specific parameters.

(19) Owned by a joint venture in which the company owns an 80 percent interest. Dayrate indicated reflects 100 percent of contract rate.

(20) Operated under a management contract with the rig’s owner. The rig is currently engaged in scientific geological coring activities and is owned by an unconsolidated joint venture in which a subsidiary of the company has a 50 percent interest. The dayrate disclosed herein reflects 100 percent of the contracted rate. The company’s 50 percent interest in the joint venture’s earnings is included in other income in its consolidated statement of operations.

(21) Operated under a management contract with the rig’s owner.

(22) On June 30, 2007, the riser for GSF Rig 135 was lost at sea when the transport vessel capsized. A newly manufactured riser that was to be shipped to GSF Rig 140 to replace GSF Rig 140’s existing riser was redirected to GSF Rig 135. Since we were obligated to provide a new riser for GSF Rig 140’s current contract, the dayrate for GSF Rig 140 was reduced by $55,000 per day until such time that we are able to replace the riser. We believe that the $55,000 dayrate reduction is covered under applicable insurance policies.

(23) For the period of time that this rig is contracted to Applied Drilling Technology International, the drilling management services division of the company’s U.K. operating subsidiary, or Applied Drilling Technology Inc., the company’s U.S. drilling management services subsidiary, accounting rules require that we eliminate the revenues and costs related to those contracts from the contract drilling segment of the consolidated statement of operations.

(24) In July 2008, we entered into definitive agreements to sell the GSF Arctic II and GSF Arctic IV; however, the acquisition of these rigs is contingent upon the buyers’ ability to obtain lender consents. The buyers have reported that they have been unable to obtain the consent of their lenders on terms acceptable to them and have publicly announced their termination of the agreements to purchase the vessels. While we and the buyers are continuing to discuss alternative structures that could result in the acquisition of one or both of these rigs by the buyers, we have no assurance the buyers will eventually be able to complete the purchase of either or both rigs.

(25) The tax expense related to these contracts has been reduced due to a discrete tax event in the 4th quarter of 2007. In accordance with the terms of these contracts, the dayrate likewise has been reduced from $475,000 per day to $362,000 per day. Taken together, these changes have no effect on after-tax net income.

(27) The terms of this contract were renegotiated in conjunction with other business with Reliance.

(28) The client has the right to extend the terms of this contract to three years at a dayrate of $159,000.

(29) The client has the right to extend the terms of this contract to three years at a dayrate of $159,000.

(30) The client has the right to extend the terms of this contract to three years at a dayrate of $169,000 by November 4, 2008.

(31) We have been awarded a 10-year drilling contract by Petrobras to operate an unnamed fifth generation drillship under construction at Samsung Heavy Industries Co. Ltd. yard in Geoje, South Korea. We will acquire the rig from subsidiaries of Petrobras and Mitsui under a 20-year capital lease contract. Operations are expected to commence during the third quarter of 2009, after shipyard construction followed by sea trials, mobilization. The contract commencement date is contingent on vendor performance and other factors. The initial contract dayrate is $410,000 excluding taxes. In addition, we are eligible to earn monthly bonuses of up to 12 percent of dayrate.

(32) The client has the right to extend the term of this contract to two years at a dayrate of $460,000 or three years at a dayrate of $450,000 by November 15, 2008

(33) The client has the right to extend the term of this contract to 12 months at a dayrate of $120,000 by January 7, 2009

(34) In May 2008, we executed an agreement to sell the rig and expect to close the sale upon completion of its current drilling operations in the fourth quarter of 2008.

(35) Total has the right to convert by November 11, 20008, the Sedco 700 contracts for operations in Congo and Nigeria to 18, 24 or 36 months. The dayrates for operations in Nigeria during the 18-month and 24-month contracts would be $395,000 or $380,000, respectively. The dayrate for the 36-month contract would be $380,000 for the first two years and $335,000 for the third year. An additional $11,000 a day applies to operations in Congo.

(36) Dayrate excludes Libyan taxes for which Transocean will be reimbursed.

(37) Total has the option to extend the contract to approximately 12 months, 18 months and 24 months at dayrates of $170,000, $164,000 or $161,000, respectively.